                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                               RS INVESTMENT TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                               RS INVESTMENT TRUST
                                388 MARKET STREET
                         SAN FRANCISCO, CALIFORNIA 94111

                                                               February __, 2004

Dear Shareholder:

     You are cordially invited to attend a Meeting of Shareholders of the RS Contrarian Value Fund, the RS MidCap Opportunities Fund, the RS Partners Fund, and the RS Value + Growth Fund, each a series of shares of RS Investment Trust, to be held on March __, 2004, at 8:30 a.m. (Pacific Time) at the offices of the Trust at 388 Market Street, 17th floor, San Francisco, California 94111. At the Meeting, shareholders will be asked to approve (1) changes to the investment strategies of each of the Funds and to the investment objectives of the RS Midcap Opportunities Fund and the RS Value + Growth Fund and (2) certain changes to the fundamental investment restrictions of the RS MidCap Opportunities Fund, the RS Partners Fund, and the RS Value + Growth Fund.

     Although the Trustees would like very much to have each shareholder attend the Meeting, they realize that this is not possible. Whether or not you plan to be present at the Meeting, your vote is needed. Please complete, sign, and return the enclosed proxy card(s) promptly. A postage-paid envelope is enclosed for this purpose.

     We look forward to seeing you at the Meeting or receiving your proxy card(s) so your shares may be voted at the Meeting.

                                               Sincerely yours,


                                               G. RANDALL HECHT
                                               PRESIDENT

SHAREHOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY CARD(S) IN THE ENCLOSED ENVELOPE SO AS TO BE REPRESENTED AT THE MEETING.

                               RS INVESTMENT TRUST

                            RS CONTRARIAN VALUE FUND
                          RS MIDCAP OPPORTUNITIES FUND
                                RS PARTNERS FUND
                             RS VALUE + GROWTH FUND

                                   ----------

                        Notice of Meeting of Shareholders

                                   ----------


     A Meeting of Shareholders of the RS Contrarian Value Fund, the RS MidCap Opportunities Fund, the RS Partners Fund, and the RS Value + Growth Fund will be held at the offices of RS Investment Trust at 388 Market Street, 17th floor, San Francisco, California 94111, on March __, 2004, at 8:30 a.m. (Pacific Time), for the following purposes:

     1. To approve or disapprove changes to the investment objectives and strategies of the RS MidCap Opportunities Fund and the RS Value + Growth Fund and to the investment strategies of RS Contrarian Value Fund and RS Partners Fund.

     2. To approve or disapprove certain changes to the fundamental investment restrictions of the RS MidCap Opportunities Fund, the RS Value + Growth Fund and the RS Partners Fund.

     3. To consider and act upon such other matters as may properly come before the Meeting.

     Shareholders of record as of the close of business on February__, 2004, are entitled to notice of, and to vote at, the Meeting.


                                               By order of the Trustees,

                                               BENJAMIN L. DOUGLAS
                                               SECRETARY


February __, 2004

                               RS INVESTMENT TRUST
                                388 MARKET STREET
                         SAN FRANCISCO, CALIFORNIA 94111

                                   ----------

                                 Proxy Statement

                                   ----------

     The enclosed proxies are solicited by the Board of Trustees of RS Investment Trust (the "Trust") for use at the Meeting of Shareholders of the RS Contrarian Value Fund, the RS MidCap Opportunities Fund, the RS Partners Fund, and the RS Value + Growth Fund (each, a "Fund") to be held at the offices of the Trust, 388 Market Street, 17th floor, San Francisco, California 94111, at 8:30 a.m. (Pacific Time), on March __, 2004, and at any adjournment thereof. Shareholders of record at the close of business on February __, 2004 (the "Record Date"), are entitled to vote at the Meeting or any adjourned session. These proxy materials are first being made available to shareholders on or about February __, 2004.

     Shares represented by duly executed proxies will be voted in accordance with the specification made. If no specification is made, shares will be voted in accordance with the recommendation of the Board of Trustees. You may revoke a proxy at any time before it is exercised by sending or delivering a written revocation to the Secretary of the Trust (which will be effective when it is received by the Secretary), by properly executing a later-dated proxy, or by attending the Meeting, requesting return of your proxy, and voting in person.

     The Trust will furnish to you upon request, without charge, a copy of the Trust's Annual Report for 2003 and Semi-Annual Report for the period ended June 30, 2003. Please direct any such request by telephone to the Trust at 1-800-766-FUND or by writing to the Secretary of the Trust at 388 Market Street, San Francisco, California 94111. You may also download the Fund's Annual Report or Semi-Annual Report directly from RS Investments' website, WWW.RSINVESTMENTS.COM.


                      LIST OF PROPOSALS AND AFFECTED FUNDS

      PROPOSAL                                                           FUNDS
I.    To revise the investment objective and strategies of the RS        RS MidCap Opportunities Fund
      MidCap Opportunities Fund

II.   To revise the investment objective and strategies of the RS        RS Value + Growth Fund
      Value + Growth Fund

III.  To revise the investment strategies of the RS Partners Fund        RS Partners Fund

IV.   To revise the investment strategies of the RS Contrarian           RS Contrarian Value Fund
      Value Fund

V(A). To revise the fundamental investment restrictions of the RS        RS MidCap Opportunities Fund
      MidCap Opportunities Fund and the RS Partners Fund                 and RS Partners Fund

V(B)  To revise the fundamental investment restrictions of the RS        RS Value + Growth Fund
      Value + Growth Fund.

      I. PROPOSED CHANGES TO INVESTMENT OBJECTIVE AND STRATEGIES OF THE RS
                            MIDCAP OPPORTUNITIES FUND

     The Board of Trustees has approved a change to the investment objective of the RS MidCap Opportunities Fund, and is recommending to shareholders that they approve the change. If shareholders approve the change, the Fund's investment objective will be changed from "Long-term total return" to "Long-term capital growth" and the Fund's investment strategies will be revised accordingly.

     BACKGROUND. The large majority of the assets of the RS MidCap Opportunities Fund are typically invested in equity securities. This reflects the investment focus and expertise of the investment team at RS Investment Management, L.P. ("RS Investments") managing the Fund. RS Investments performs substantial fundamental analysis on companies in which the Fund invests, and attempts to identify companies that have significant growth potential, on the basis of a number of factors described in the prospectus. This approach is similar to the approach RS Investments employs in managing many of the other RS mutual funds.

     Historically, the Fund has at times invested a portion of its assets in convertible bonds and other income-producing securities. However, those securities have tended not to be a significant focus of the management team for the Fund, and in recent periods they have tended to comprise a small percentage of the Fund's assets. This is the result of the management team's equity-based investment focus and its view generally that substantial equity investment is in the Fund's best interest, particularly in light of the investment expertise of RS Investments.

     PROPOSAL. RS Investments proposed to the Trustees, and the Trustees approved, that the investment objective of the Fund be changed to "Long-term capital growth" from "Long-term total return." RS Investments and the Trustees believe this change is appropriate because the Fund's investment return will likely be derived in the future almost exclusively from growth in the values of equity securities held by the Fund, and not from current income earned on those securities or from other income-producing securities that might be available to the Fund.

     If the proposed change is approved, the sentence in the Fund's prospectus, under "Principal Investments" stating that the Fund may at times invest a portion of its assets in debt securities will be removed.

     The summary of the Fund's investment objective and strategies from the Trust's current prospectus is attached to this proxy statement as Appendix A. It is marked to show the changes that would be expected to be made to the prospectus if the proposed change to the Fund's investment objective is approved. A revised prospectus for the RS MidCap Opportunities Fund will be filed with the Securities and Exchange Commission. The description of the Fund's investment objective and strategies as they appear in the definitive prospectus may differ from the description shown in Appendix A due to changes required or suggested by members of the SEC's staff.

     RISKS. Most of the investment risks associated with an investment in the RS MidCap Opportunities Fund will remain the same after the proposed changes are put into effect. Principal risks include equity securities risk, investment style risk, mid-size companies risk, overweighting risk, technology investment risk, portfolio turnover risk, and liquidity risk. The prospectus description of debt securities risk as a principal risk of the Fund will be eliminated. To the extent the Fund reduces its investment in debt securities, certain of the other principal risks, such as equity securities risk and investment style risk, may increase. Each of those risks is summarized in Appendix A.

     TRUSTEE RECOMMENDATION. THE TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF THE RS MIDCAP OPPORTUNITIES FUND VOTE TO APPROVE THE PROPOSED CHANGE TO THE INVESTMENT OBJECTIVE OF THE FUND.

     REQUIRED VOTE. Approval of the proposed changes will require the vote of a majority of the Fund's outstanding voting securities, which means the vote of the lesser of (i) more than 50% of the outstanding voting securities of the Fund or (ii) 67% of the voting securities of the Fund present at the meeting if holders of more than 50% of the Fund's outstanding voting securities are represented in person or by proxy at the meeting.

      II. PROPOSED CHANGES TO INVESTMENT OBJECTIVE AND STRATEGIES OF THE RS
                               VALUE + GROWTH FUND

     The Board of Trustees has approved changes to the investment objective and strategies of the RS Value + Growth Fund, and is recommending to shareholders that they approve the changes. If the changes are approved, the Fund's name will be changed to the RS Growth Fund, and the Fund's investment objective and strategies will be revised accordingly.

     BACKGROUND. The investment policies of the RS Value + Growth Fund reflect an investment approach that combines both the "value" and "growth" investment disciplines. RS Investments' investment approach in fact combines the two disciplines - RS Investments performs substantial fundamental analysis on companies in which the Fund invests, and attempts to identify companies that have significant growth potential, on the basis of a number of factors described in the prospectus. This approach is similar to the approach RS Investments employs in managing many of the other RS growth mutual funds. However, although the investment approach used by RS Investments in managing the Fund also often has the effect of identifying undervalued growth companies, RS Investments believes that investors generally associate this approach with the GROWTH investment style rather than a value style.

     PROPOSAL. For this reason, RS Investments has proposed to the Trustees, and the Trustees have approved, a change in the Fund's name from "RS Value + Growth Fund" to "RS Growth Fund." RS Investments believes that the change is appropriate because it emphasizes what is generally understood to be a growth investment orientation.

     RS Investments also proposed, and the Trustees approved, a change to the description of the Fund's principal investment strategies to provide simply that the Fund normally will invest at least 50% of its assets in growth companies with market capitalizations of at least $1.5 billion, reflecting the management team's particular investment focus on smaller companies. The reference to investments in companies with "favorable relationships between price-earnings ratios and growth rates in sectors offering the potential for above average returns" - language emphasizing a value-oriented investment style -- would be deleted from the Fund's principal investment strategies. The Trustees also approved changing the Fund's investment objective from "capital appreciation" to "long-term capital growth" to reflect more explicitly the growth-oriented investment style of the Fund.

     It is not anticipated that RS Investments' investment approach in managing the Fund will change substantially if the proposed changes are implemented.

     RISKS. The principal investment risks associated with an investment in the Fund will remain the same after the proposed changes are put into effect. They include equity securities risk, investment style risk, mid-size companies risk, overweighting risk, technology investment risk, portfolio turnover risk, and liquidity risk. Each of those risks is summarized in Appendix B.

     A draft description of the Fund's prospectus summary, as it might be expected to appear in the Fund's prospectus if the changes are approved, is attached to this proxy statement as Appendix B. A revised prospectus for the RS Value + Growth Fund will be filed with the Securities and Exchange Commission. The description of the RS Value + Growth Fund's investment strategies as it appears in the definitive prospectus may differ from the description shown in Appendix B due to changes required or suggested by members of the SEC's staff.

     TRUSTEE RECOMMENDATION. THE TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF THE RS VALUE + GROWTH FUND VOTE TO APPROVE THE PROPOSED CHANGES TO THE INVESTMENT OBJECTIVE AND STRATEGIES OF THE FUND.

     REQUIRED VOTE. Approval of the proposed changes will require the vote of a majority of the Fund's outstanding voting securities, which means the vote of the lesser of (i) more than 50% of the outstanding voting securities of the Fund or (ii) 67% of the voting securities of the Fund present at the meeting if holders of more than 50% of the Fund's outstanding voting securities are represented in person or by proxy at the meeting.

        III. PROPOSED CHANGE TO INVESTMENT STRATEGIES OF THE RS PARTNERS
                                      FUND

     The investment strategies of the RS Partners Fund currently provide that the Fund will invest primarily in equity securities of companies with market capitalizations of up to $2 billion. The Trustees have approved, and are recommending to shareholders, that the investment strategies of the Fund be changed to provide that the Fund will invest primarily in equity securities of companies with market capitalizations of up to $3 billion. The Fund's investment strategies will otherwise remain the same.

     RS Investments believes that, under current market conditions, many of the most attractive investment opportunities for the Fund may be found among companies with market capitalizations larger than $2 billion. Because the Fund currently undertakes only to invest "primarily" in companies with market capitalizations of $2 billion or less, it already has the ability to invest in larger companies. The proposed change is intended to show that investments in companies with market capitalizations of between $2 billion and $3 billion will now also be part of the main investment focus of the Fund.

     RS Investments would not change its investment discipline as a result of the proposed changes. Rather, it would be able to apply the same approach to a broader spectrum of potential investments.

     A draft description of the Fund's prospectus summary, as it might be expected to appear in the Fund's prospectus if the proposed change is approved, is attached to this proxy statement as Appendix C. A revised prospectus for the RS Partners Fund will be filed with the Securities and Exchange Commission. The description of the RS Partners Fund's investment strategies as it appears in the definitive prospectus may differ from the description shown in Appendix C due to changes required or suggested by members of the SEC's staff.

     Investments in companies with market capitalizations of between $2 billion and $3 billion are subject to the same risks of investment in mid-cap companies already described in the Fund's prospectus and summarized in Appendix C.

     TRUSTEE RECOMMENDATION. THE TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF THE RS PARTNERS FUND VOTE TO APPROVE THE PROPOSED CHANGES TO THE INVESTMENT STRATEGIES OF THE FUND.

     REQUIRED VOTE. Although shareholder approval is not required to implement this change, the Trustees nonetheless determined to seek shareholder approval. (The Trustees might, in fact, determine to make other changes to the Fund's investment strategies in the future without shareholder approval, to the extent permitted by law.) The Trustees have determined that the change will be implemented only if it is approved by the vote of the lesser of (i) more than 50% of the outstanding voting securities of the Fund or (ii) 67% of the voting securities of the Fund present at the meeting if holders of more than 50% of the Fund's outstanding voting securities are represented in person or by proxy at the meeting.

             IV. PROPOSED CHANGE TO INVESTMENT STRATEGIES OF THE RS
                              CONTRARIAN VALUE FUND

     The investment strategies of the RS Contrarian Value Fund currently provide that the Fund will invest primarily in equity securities of mid-cap companies that RS Investments believes are undervalued. RS Investments currently considers a company to be a mid-cap company if it has a market capitalization of at least $1.5 billion and at most 120% of the market capitalization of the largest company included in the

Russell Midcap(R) Index on the date of the last reconstitution of that index (currently $12.8 billion, based on the size of the largest company as of the reconstitution on July 1, 2003).

     RS Investments believes that, under current market conditions, a number of the most attractive investment opportunities available to the Fund -- companies having market capitalizations at the high end of what may be considered small capitalization stocks -- would fall below that range. Accordingly, RS Investments proposed to the Trustees, and the Trustees have approved and are recommending to shareholders, a change to the Fund's investment strategies to provide that the Fund normally will invest more than 50% of its net assets in mid-cap companies and in smaller companies with market capitalizations of at least $1 billion. The Fund's investment strategies will otherwise remain the same.

     The proposed change in investment strategies is not expected to change the Fund's investment program substantially. For example, because the Fund currently undertakes to invest "primarily" in mid-cap companies, it already has the flexibility to invest in smaller companies, including companies with market capitalizations of less than $1.5 billion. The proposed change is intended to show that smaller companies with market capitalizations of at least $1 billion will be an investment focus of the Fund, along with mid-cap companies.

     RS Investments would continue to apply its value-oriented investment discipline in selecting investments for the Fund.

     A draft description of the Fund's prospectus summary, as it might be expected to appear in the Fund's prospectus if the proposed change is approved, is attached to this proxy statement as Appendix D. A revised prospectus for the RS Contrarian Value Fund will be filed with the Securities and Exchange Commission. The description of the RS Contrarian Value Fund's investment strategies as it appears in the definitive prospectus may differ from the description shown in Appendix D due to changes required or suggested by members of the SEC's staff.

     To the extent the Fund increases the amount of its investments in smaller companies, the risk to the Fund from investments in smaller companies will be increased. The risks of investments in small and mid-cap companies are summarized in Appendix D.

     TRUSTEE RECOMMENDATION. THE TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF THE RS CONTRARIAN VALUE FUND VOTE TO APPROVE THE PROPOSED CHANGES TO THE INVESTMENT STRATEGIES OF THE FUND.

     REQUIRED VOTE. Although shareholder approval is not required to implement this change, the Trustees nonetheless determined to seek shareholder approval. (The Trustees might, in fact, determine to make other changes to the Fund's investment strategies in the future without shareholder approval, to the extent permitted by law.) The Trustees have determined that the change will be implemented only if it is approved by the vote of the lesser of (i) more than 50% of the outstanding voting securities of the Fund or (ii) 67% of the voting securities of the Fund present at the meeting if holders of more than 50% of the Fund's outstanding voting securities are represented in person or by proxy at the meeting.

                                   ----------

     THE PROPOSALS SET OUT IN ITEM V BELOW RELATE TO PROPOSED CHANGES TO THE FUNDAMENTAL INVESTMENT POLICIES OF CERTAIN OF THE FUNDS. AS YOU WILL READ, THE CHANGES ARE BEING PROPOSED IN EFFECT AS A "CLEAN-UP" MATTER - TO MODERNIZE THE POLICIES AND TO BRING THEM IN LINE WITH THOSE OF OTHER RS MUTUAL FUNDS. THE PROPOSALS ARE BEING MADE AT THIS TIME BECAUSE THE FUNDS ARE OTHERWISE SENDING PROXY MATERIALS TO THEIR SHAREHOLDERS RELATING TO THE MATTERS DESCRIBED ABOVE - NOT BECAUSE ANY FUND INTENDS TO CHANGE ITS INVESTMENT APPROACH AS A RESULT OF THE CHANGES TO ANY OF THE FUNDAMENTAL POLICIES.

                  V. PROPOSED CHANGES TO FUNDAMENTAL INVESTMENT
                                  RESTRICTIONS

     As described in the following proposals, the Board of Trustees is recommending that shareholders approve the elimination or revision of certain fundamental investment restrictions of the RS MidCap Opportunities Fund, the RS Partners Fund, and the RS Value + Growth Fund (the "Three Funds"). The purpose of these proposed changes is to increase each of the Three Funds' investment flexibility and reduce administrative and compliance burdens by: (1) eliminating restrictive policies that various state securities authorities formerly imposed on certain types of mutual funds, (2) simplifying and modernizing those investment restrictions that are still required under applicable law, and (3) bringing the investment restrictions of each of the Three Funds more closely in line with the investment restrictions of other RS mutual funds. It is not anticipated that any of the proposed changes will substantially affect the way any of the Three Funds is managed.

     BACKGROUND. The Investment Company Act of 1940, as amended (the "1940 Act"), requires registered investment companies like the Three Funds to have "fundamental" investment restrictions governing certain of their investment practices. Investment companies may also voluntarily designate restrictions relating to other investment practices as fundamental. "Fundamental" investment restrictions can be changed only by a shareholder vote. Each of the Three Funds is currently subject to certain fundamental investment restrictions adopted in the past in response to regulatory, business, or industry requirements and conditions that in many cases no longer prevail. For example, the National Securities Markets Improvement Act of 1996 eliminated many restrictions previously required under state law by preempting state securities ("Blue Sky") regulations for many investment companies.

     The proposed elimination or revision of certain of the fundamental investment restrictions of the Three Funds are discussed below. The Trustees believe that the elimination of those fundamental investment restrictions that are not required and the revision of those fundamental investment restrictions that are required would improve RS Investments' ability to manage the Three Funds' portfolios in a changing regulatory or investment environment. In addition, the changes would simplify the process of monitoring the Three Funds' compliance with their investment restrictions, by bringing the Three Funds' investment restrictions more closely in line with those of other RS Funds.

     The RS MidCap Opportunities Fund and the RS Partners Fund currently have the same fundamental investment restrictions. Accordingly, the proposals to eliminate or revise those Funds' fundamental policies are presented together below, although shareholders of the two Funds will vote separately. The fundamental policies of the RS Value + Growth Fund differ in a number of respects from those of the other two Funds, and so are presented separately. A description of the Funds' current fundamental investment restrictions and the proposed changes is attached to this proxy statement as Appendix E.

                  A. PROPOSED CHANGES TO FUNDAMENTAL INVESTMENT
     RESTRICTIONS OF THE RS MIDCAP OPPORTUNITIES FUND AND THE RS PARTNERS FUND

     For purposes of this Section V.A, "Funds" refers to the RS MidCap Opportunities Fund and the RS Partners Fund.

     5(a)(1). ELIMINATE THE FUNDAMENTAL RESTRICTION RELATING TO PURCHASING SECURITIES ON MARGIN. Approval of this proposal will eliminate the fundamental investment restriction of the Funds relating to purchasing securities on margin.

     DISCUSSION. Each of the RS MidCap Opportunities Fund and the RS Partners Fund currently has a fundamental investment restriction prohibiting it from purchasing securities on margin (borrowing money from a broker to purchase securities). This restriction had been adopted in response to requirements imposed under certain states' Blue Sky laws, and is not required by the 1940 Act. A Fund's ability to borrow money to purchase securities is regulated by applicable law, including the 1940 Act, and by the Funds' fundamental policy relating to borrowing money, described in Proposal 5(a)(2) below. Neither Fund currently intends to purchase securities on margin or to change its practice in respect of borrowing money.

     The risks associated with purchasing securities on margin generally are the same as those involved in leveraging a Fund's assets. For more discussion of those risks, please see the description of Proposal 5(a)(2) below.

     5(a)(2). REVISE THE FUNDAMENTAL RESTRICTION RELATING TO BORROWINGS. If this proposal is approved, the fundamental investment restriction of the Funds relating to borrowings will be revised to read as follows:

     The Fund may not:

     Borrow money except to the extent permitted by applicable law from time to time.

     DISCUSSION. This revised investment restriction is intended to simplify the language of each Fund's policy concerning borrowing and to permit a Fund to take full advantage of the investment flexibility permitted under applicable law. The Fund's current fundamental policy relating to the borrowing of money provides that the Fund may not "borrow more than one-third of the value of its total assets less all liabilities and indebtedness (other than such borrowings) not represented by senior securities." This language effectively restates the current limits set out in the 1940 Act on the ability of a mutual fund to borrow money. The proposed change would allow the Funds to take advantage of any changes in the 1940 Act or other applicable law relating to the borrowing of money, as they might occur.

     Use of borrowed money for leveraging involves risk. When a Fund has borrowed money for leverage and its investments increase or decrease in value, the Fund's net asset value will normally increase or decrease more than if it had not borrowed money. The interest the Fund must pay on borrowed money will reduce the amount of any potential gains or increase any losses. The extent to which a Fund will borrow money, and the amount it may borrow, depend on market conditions and interest rates. Successful use of leverage depends on the investment adviser's ability to predict market movements correctly. Neither Fund intends to change its practices with regard to borrowing money or to use borrowed money for leveraging purposes.

     5(a)(3). ELIMINATE THE FUNDAMENTAL RESTRICTION RELATING TO RELATED PARTY INVESTMENTS. Each of the Funds is subject to a fundamental policy providing that the Fund may not "invest in securities of any issuer if any officer or Trustee of the Trust or any officer or director of RS Investments owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, Trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer." Approval of this proposal will eliminate that fundamental policy.

     DISCUSSION. This restriction had been adopted in response to requirements imposed under certain states' Blue Sky laws, which no longer apply to the Funds. Provisions of the 1940 Act regarding transactions between a mutual fund and its affiliated persons, or affiliated persons of such persons, and the Trust's and RS Investments' Code of Ethics already provide similar protections to the protection provided by this restriction. Elimination of the policy will simplify the Funds' compliance requirements.

     5(a)(4). REVISE THE FUNDAMENTAL RESTRICTION RELATING TO ISSUANCE OF SENIOR SECURITIES. If this proposal is approved, the fundamental investment restriction of the Funds relating to issuance of senior securities will be revised. The investment restriction relating to issuance of senior securities will be replaced with the following fundamental restriction:

     The Fund may not:

     Issue any class of securities which is senior to the Fund's shares of beneficial interest, except to the extent the Fund is permitted to borrow money or otherwise to the extent consistent with applicable law.

     DISCUSSION. This revised investment restriction is intended to simplify the language of the Funds' policy concerning senior securities, and to permit the Funds to take full advantage of all investment flexibility permitted under applicable law. It is not currently expected that the proposed change would result in any change in the Funds' investment strategies.

     When the Fund has borrowed money for leverage and its investments increase or decrease in value, the Fund's net asset value will normally increase or decrease more than if it had not borrowed money. The interest the Fund must pay on borrowed money will reduce the amount of any potential gains or increase any losses. The extent to which the Fund will borrow money, and the amount it may borrow, depend on market conditions and interest rates. Successful use of leverage depends on RS Investments' ability to predict market movements correctly. The Fund does not currently intend to borrow money for leverage.

     TRUSTEE RECOMMENDATION. THE TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF EACH OF THE RS MIDCAP OPPORTUNITIES FUND AND THE RS PARTNERS FUND VOTE TO APPROVE THE PROPOSED CHANGES TO THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS.

     REQUIRED VOTE. Approval of the proposed changes as to a Fund with respect to each of the fundamental investment policies, the vote of a majority of the Fund's outstanding voting securities, which means the vote of the lesser of (i) more than 50% of the outstanding voting securities of the Fund or (ii) 67% of the voting securities of the Fund present at the meeting if holders of more than 50% of the Fund's outstanding voting securities are represented in person or by proxy at the meeting.


                  B. PROPOSED CHANGES TO FUNDAMENTAL INVESTMENT
                     RESTRICTIONS OF THE RS VALUE + GROWTH FUND

     5(b)(1). REVISE THE FUNDAMENTAL RESTRICTION RELATING TO INVESTMENTS IN COMMODITIES. If this proposal is approved, the fundamental investment restriction of the RS Value + Growth Fund relating to investments in commodities will be revised. The investment restriction relating to investments in commodities will be replaced with the following fundamental restriction:

     The Fund may not:

     Purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions, and except as required in connection with otherwise permissible options, futures, and commodity activities as described elsewhere in the Fund's Prospectus or the Statement at the time.

     DISCUSSION. The current investment restriction is similar to the restriction being proposed. The 1940 Act requires an investment company to provide a recital of the policy of the investment company as to, among other things, the purchase and sale of commodities. Both the current and proposed restrictions provide the RS Value + Growth Fund substantial flexibility to engage in financial futures contracts and other futures contracts. Under the revised restriction, the RS Value + Growth Fund will continue to be able to engage in a variety of transactions involving the use of financial futures and options and foreign currencies, as well as various other financial transactions which do not involve physical commodities. The RS Value + Growth Fund has no current intention of altering its investment strategies related to such activities.

     The current restriction also limits the RS Value + Growth Fund's ability to purchase and sell interests in oil, gas, or other mineral leases or other mineral exploration or development programs. That language is no longer required by applicable law and would be deleted, though the RS Value + Growth Fund has no current intention of purchasing or selling these interests. Investments in oil, gas, and other mineral leases, rights or royalty contracts, and in securities which derive their value in part from such instruments, entail certain risks, including price volatility, risks of political and social disturbances, and foreign risks such as the existence of multinational cartels and competition.

     5(b)(2). REVISE THE FUNDAMENTAL RESTRICTION RELATING TO INVESTMENTS IN REAL ESTATE. If this proposal is approved, the fundamental investment restriction of the RS Value + Growth Fund relating to investments in real estate will be revised. The investment restriction relating to investments in real estate will be replaced with the following fundamental restriction:

     The Fund may not:

     Purchase or sell real estate or interests in real estate, including real estate mortgage loans, although it may purchase and sell securities which are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts. (For purposes of this restriction, investments by the Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans).

     DISCUSSION. The 1940 Act requires an investment company to recite its policy as to the purchase and sale of real estate. The revised investment restriction is intended to bring the language of the RS Value + Growth Fund's policy concerning real estate in line with that of other RS Funds. It also makes clear that the RS Value + Growth Fund may invest in mortgage-backed securities and pools, though the RS Value + Growth Fund has no current intention to invest any substantial part of its assets in such securities or pools.

     5(b)(3). ELIMINATE THE FUNDAMENTAL RESTRICTION RELATING TO SHORT SALES AND PURCHASING SECURITIES ON MARGIN. Approval of this proposal will eliminate the fundamental investment restriction of the RS Value + Growth Fund relating to short sales and purchasing securities on margin.

     DISCUSSION. The Fund currently has a fundamental investment restriction relating to its making short sales or purchasing securities on margin. This restriction had been adopted in response to requirements imposed under state Blue Sky laws. Eliminating this restriction will enhance investment flexibility and could in the future assist the Fund in achieving its investment objective. The Fund does not, however, currently intend to engage in short sales or to purchase securities on margin.

     In a typical short sale, the Fund borrows from a broker a security that it anticipates will decline in value in order to sell the security to a third party. The Fund is then obligated to return a security of the same issue and quantity at some future date, and it realizes a loss to the extent that the security increases in value or a profit to the extent the security declines in value (after taking into account any associated costs). If the Fund engages in short sales, it may have to pay a premium to borrow the securities and must pay to the lender any dividends or interest paid on the securities while they are borrowed. The amount of the Fund's potential loss on a short sale is potentially unlimited.

     Short sales "against the box" are those where the Fund owns or has the right to acquire at no added cost a security identical to that sold short. Short sales "against the box" may protect the Fund against the risk of losses in the value of a portfolio security because any decline in value of the security should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such security would be wholly or partially offset by a corresponding loss in the short position.

     Elimination of this policy would permit the Fund to purchase securities on margin. Purchases on margin are a type of borrowing, and will be restricted by applicable law, including the 1940 Act, and the Fund's fundamental investment restriction related to borrowings (see Proposal 5(b)(8)).

     5(b)(4). REVISE THE FUNDAMENTAL RESTRICTION RELATING TO INVESTMENTS IN ONE ISSUER. If this proposal is approved, the fundamental investment restriction of the RS Value + Growth Fund relating to investments in one issuer will be revised. The investment restriction relating to investments in one issuer will be replaced with the following fundamental restriction:

     The Fund may not:

     As to 75% of the Fund's total assets, purchase any security (other than U.S. Government securities), if as a result more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer.

     DISCUSSION. The 1940 Act places certain limits on the amount of an investment company's assets that may be invested in securities of a single issuer. Under the 1940 Act, the RS Value + Growth Fund, as a diversified investment company, generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government securities). The remaining 25% of the RS Value + Growth Fund's total assets is not subject to this restriction. This revised investment restriction is intended to clarify and bring the language of the RS Value + Growth Fund's policy as to diversification in line with that of other RS Funds.

     5(b)(5). REVISE THE FUNDAMENTAL RESTRICTION RELATING TO CONCENTRATION OF INVESTMENTS IN ONE INDUSTRY. If this proposal is approved, the fundamental investment restriction of the RS Value + Growth Fund relating to concentration of investments in one industry will be revised. The investment restriction relating to concentration of investments in one industry will be replaced with the following fundamental restriction:

     The Fund may not:

     Purchase any security if as a result 25% or more of the Fund's total assets (taken at current value) would be invested in a single industry.

     DISCUSSION. The 1940 Act limits an investment company's ability to concentrate its investments in securities of any particular industry. The staff of the Securities and Exchange Commission takes the position that a mutual fund "concentrates" its investments in a particular industry if, in general, more than 25% of the fund's assets are invested in the securities of issuers in such industry. This revised investment restriction is intended to bring the language of the RS Value + Growth Fund's policies as to concentration in line with that of other RS Funds.

     5(b)(6). ELIMINATE THE FUNDAMENTAL RESTRICTION RELATING TO PLEDGING ASSETS. Approval of this proposal will eliminate the existing fundamental investment restriction of the RS Value + Growth Fund relating to pledging assets.

     DISCUSSION. The Value + Growth Fund currently has a fundamental investment restriction prohibiting it from pledging its assets. This restriction had been adopted in response to requirements in certain states' Blue Sky laws. The elimination of this restriction is being proposed because the restriction is not required by any applicable law, and in order to bring the RS Value + Growth Fund's fundamental investment restrictions in line with that of other RS Funds. The Value + Growth Fund does not expect to change its current practices as to the pledging of assets.

     Pledging assets entails certain risks. For example, the RS Value + Growth Fund could encounter costs or delays in recovering the amounts pledged or, in the event of the insolvency of the pledgee, the RS Value + Growth Fund might be unable to recover the pledged assets from the pledgee.

     5(b)(7). REVISE THE FUNDAMENTAL RESTRICTION RELATING TO MAKING LOANS. If this proposal is approved, the fundamental investment restriction of the RS Value + Growth Fund relating to making loans will be revised. The investment restriction relating to making loans will be replaced with the following fundamental restriction:

     The Fund may not:

     Make loans, except by purchase of debt obligations or other financial instruments in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements, or through the lending of its portfolio securities.

     DISCUSSION. This revised investment restriction is intended to bring the language of the RS Value + Growth Fund's policy as to making loans in line with that of other RS Funds. THE REVISED RESTRICTION WOULD PERMIT THE FUND TO LEND ITS PORTFOLIO SECURITIES, A PRACTICE WHICH IS NOT PERMITTED UNDER THE FUND'S CURRENT FUNDAMENTAL POLICY. IT IS LIKELY THAT THE FUND WILL TAKE ADVANTAGE OF THIS INCREASED FLEXIBILITY AND BEGIN TO LEND SECURITIES IN THE FUTURE.

     When it lends its portfolio securities, the RS Value + Growth Fund has the potential to increase its current income while retaining the securities' potential for capital appreciation. Such loans are at all times secured by cash or other collateral. Such a loan involves some risk to the RS Value + Growth Fund if the other party should default on its obligation to return the securities or to make related payments. If the other party should become involved in bankruptcy proceedings, it is possible that the RS Value + Growth Fund may encounter a delay in recovery of or even a loss of rights in the collateral.

     5(b)(8). REVISE THE FUNDAMENTAL RESTRICTION RELATING TO BORROWINGS. If this proposal is approved, the fundamental investment restriction of the RS Value + Growth Fund relating to borrowings will be revised. The investment restriction relating to borrowings will be replaced with the following fundamental restriction:

     The Fund may not:

     Borrow money except to the extent permitted by applicable law from time to time.

     DISCUSSION. This revised investment restriction is intended to simplify the language of the RS Value + Growth Fund's policy concerning borrowing and to permit the RS Value + Growth Fund to take full advantage of all investment flexibility permitted under applicable law. It would also bring the language of the RS Value + Growth Fund's policy as to borrowings in line with that of other RS Funds. The 1940 Act generally permits mutual funds to borrow from banks an amount equal to one-third of their assets, including the amount borrowed.

     This proposal, if adopted, would also allow the RS Value + Growth Fund to borrow money to invest in additional securities. This practice, known as "leverage," increases the RS Value + Growth Fund's market exposure and its risk. When the RS Value + Growth Fund has borrowed money for leverage and its investments increase or decrease in value, the RS Value + Growth Fund's net asset value will normally increase or decrease more than if it had not borrowed money. The interest the RS Value + Growth Fund must pay on borrowed money will reduce the amount of any potential gains or increase any losses. The extent to which the RS Value + Growth Fund will borrow money, and the amount it may borrow, depend on market conditions and interest rates. Successful use of leverage depends on RS Investments' ability to predict market movements correctly. The RS Value + Growth Fund does not currently intend to borrow money for leverage.

     5(b)(9). REVISE THE FUNDAMENTAL RESTRICTION RELATING TO UNDERWRITING OF SECURITIES. If this proposal is approved, the fundamental investment restriction of the RS Value + Growth Fund relating to underwriting of securities will be revised. The investment restriction relating to underwriting of securities will be replaced with the following fundamental restriction:

     The Fund may not:

     Act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     DISCUSSION. The federal securities laws regulate an investment company's ability to act as an underwriter of securities issued by others. This investment restriction is intended to state clearly and simply that the limits set forth in those laws will apply to the RS Value + Growth Fund. This revised investment restriction also is intended to bring the language of the RS Value + Growth Fund's policy as to underwriting in line with that of other RS Funds. It is not currently expected that the proposed change would result in any change in the RS Value + Growth Fund's investment strategy.

     5(b)(10). REVISE THE FUNDAMENTAL RESTRICTION RELATING TO ISSUANCE OF SENIOR SECURITIES. If this proposal is approved, the fundamental investment restriction of the RS Value + Growth Fund relating to issuance of senior securities will be revised. The investment restriction relating to issuance of senior securities will be replaced with the following fundamental restriction:

     The Fund may not:

     Issue any class of securities which is senior to the Fund's shares of beneficial interest, except to the extent the Fund is permitted to borrow money or otherwise to the extent contemplated by [the fundamental restriction on borrowing].

     DISCUSSION. This revised investment restriction is intended to simplify the language of the RS Value + Growth Fund's policy concerning senior securities, and to permit the RS Value + Growth Fund to take full advantage of all investment flexibility permitted under applicable law, subject to the RS Value + Growth Fund's investment restriction relating to borrowings (see Proposal 5(b)(8)). It is not currently expected that the proposed change would result in any change in the RS Value + Growth Fund's investment strategy.

     TRUSTEE RECOMMENDATION. THE TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF THE RS VALUE + GROWTH FUND VOTE TO APPROVE THE PROPOSED CHANGES TO THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUND.

     REQUIRED VOTE. Approval of the proposed changes to each of the RS Value + Growth Fund's fundamental investment policies will require, with respect to each of the fundamental investment policies, the vote of a majority of the Fund's outstanding voting securities, which means the vote of the lesser of (i) more than 50% of the outstanding voting securities of the Fund or (ii) 67% of the voting securities of the Fund present at the meeting if holders of more than 50% of the Fund's outstanding voting securities are represented in person or by proxy at the meeting.

                            V. ADDITIONAL INFORMATION

     OWNERSHIP OF SHARES. As of the Record Date, the number of outstanding shares of the RS Contrarian Value Fund, RS MidCap Opportunities Fund, the RS Partners Fund, and the RS Value + Growth Fund were ____________, ______________, _____________ and ____________, respectively. As of the Record Date, Trustees and Officers of the Trust, as a group, owned less than 1% of each of the Funds' outstanding shares. To the Trust's knowledge, no person owned beneficially more than 5% of the outstanding shares of any Fund as of the Record Date.

     CERTAIN SERVICE PROVIDERS. RS Investments, located at 388 Market Street, San Francisco, California 94111, acts as investment adviser and administrator to the Funds. PFPC, Inc., located at 400 Bellevue Parkway, Wilmington, Delaware 19809 acts as sub-administrator to the Funds. PFPC Distributors, Inc., located at 3200 Horizon Drive, King of Prussia, Pennsylvania 19406 is the Funds' distributor.

     SOLICITATION OF PROXIES. The costs of solicitation of proxies will be borne by RS Investments. Solicitation of proxies by personal interview, mail, telephone, and telegraph may be made by officers and

Trustees of the Trust (who will receive no compensation therefor in excess of their regular salaries). In addition, the firm of D.F. King & Co., Inc. has been retained to assist in the solicitation of proxies at a cost which is not expected to exceed _______, although actual costs may be substantially higher.

     The Trust may arrange to have votes recorded by telephone. These telephonic voting procedures are designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. The Trust has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the Meeting. The Trust is unaware of any such challenge at this time. Shareholders would be called at the phone number the Trust (or a shareholder's financial institution) has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the Meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

     QUORUM. The Trust's Agreement and Declaration of Trust provides that forty percent (40%) of the shares entitled to vote on a matter shall constitute a quorum for the transaction of business on that matter at a meeting. However, approval of each of the proposals will require the presence of a greater percentage of the Funds' shares at the meeting in person or by proxy.

     ADJOURNMENT. In the event that sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to those proposals for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to those proposals. In addition, if, in the judgment of the persons named as proxies, subsequent developments make it advisable to defer action on one or more proposals, but not all proposals, the persons named as proxies may propose one or more adjournments of the Meeting with respect to those proposals for a reasonable time in order to defer action on such proposals as they deem advisable. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned, as required by the Trust's Agreement and Declaration of Trust and By-laws. The persons named as proxies will vote in favor of such adjournment with respect to a proposal those proxies that they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies that they have been instructed to vote against such proposal, and they will vote to abstain any such proxies that they are required to abstain from voting on such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Funds. Any proposals for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

     TABULATION OF VOTES. Votes cast by proxy or in person at the Meeting will be counted by one or more persons appointed by the Trust to act as tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of each proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that withhold authority to vote or that reflect abstentions or "broker non-votes" (I.E., shares held by a broker or nominee as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes will have the effect of negative votes on a proposal.

     OTHER BUSINESS. The Board of Trustees knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the Trustees' intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies in the enclosed form of proxy.

     DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS FOR SUBSEQUENT MEETINGS OF SHAREHOLDERS. The Trust's Agreement and Declaration of Trust does not provide for annual meetings of shareholders, and the Trust does not currently intend to hold such a meeting in 2004. Shareholder proposals for inclusion in the Trust's proxy statement for any subsequent meeting must be received by the Trust a reasonable period of time prior to any such meeting.

                                                                      APPENDIX A

                          RS MIDCAP OPPORTUNITIES FUND
                       INVESTMENT OBJECTIVE AND STRATEGIES

   COMPARISON BETWEEN CURRENT INVESTMENT OBJECTIVE AND STRATEGIES AND PROPOSED
     INVESTMENT OBJECTIVE AND STRATEGIES OF THE RS MIDCAP OPPORTUNITIES FUND

INVESTMENT OBJECTIVE Long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES The Fund normally invests more than 50% of its net assets in equity securities of mid-cap companies. RS Investments currently considers a company to be a mid-cap company if the company has a market capitalization of at least $1.5 billion and at most 120% of the market capitalization of the largest company included in the Russell MidCap(R) Index on the date of the last reconstitution of that index (currently, approximately $12.8 billion, based on the size of the largest company as of the reconstitution on July 1, 2003).

In selecting investments for the Fund, RS Investments may look to see:

     -    whether the company has a superior management team;

     - whether the company has experienced or has the potential for superior earnings-per-share momentum;

     - whether there is a possible catalyst that has the potential to drive earnings and valuations higher, such as new management or a new product launch.

RS Investments may consider selling a security for the Fund if:

     -    the stock price declines substantially below the purchase price;

     - the price of the security attains RS Investments' price target or otherwise appears relatively high;

     -    the company's business fundamentals turn negative;

     - RS Investments believes that another investment offers a better opportunity.

PRINCIPAL INVESTMENTS The Fund invests principally in equity securities. The Fund normally invests at least 80% of its net assets in companies considered by RS Investments at the time to be mid-cap companies. The Fund may at times invest a substantial portion of its assets in technology companies.

PRINCIPAL RISKS It is possible to lose money on an investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

     - EQUITY SECURITIES RISK The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.

     - INVESTMENT STYLE RISK A mutual fund investing principally in aggressive growth style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

     - MID-SIZE COMPANIES RISK Mid-size companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

     - OVERWEIGHTING RISK Overweighting investments in an industry or sector-such as the technology sector-increases the risk of loss, because the stocks of many or all of the companies in the industry or sector may decline in value due to developments adversely affecting the industry or sector.

     - TECHNOLOGY INVESTMENT RISK Investments in technology companies may be highly volatile. Their values may be adversely affected by such factors as, for example, rapid technological change, changes in management personnel, changes in the competitive environment, and changes in investor sentiment. Many technology companies are small or mid-size companies and may be newly organized.

     - PORTFOLIO TURNOVER RISK Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains. In recent periods, the Fund has experienced annual portfolio turnover in excess of 500%, and may experience high portfolio turnover rates in the future.

     - LIQUIDITY RISK Lack of a ready market or restrictions on resale may limit the Fund's ability to sell a security at an advantageous time or price.

                                                                      APPENDIX B

                             RS VALUE + GROWTH FUND
                      INVESTMENT OBJECTIVES AND STRATEGIES

   COMPARISON BETWEEN CURRENT INVESTMENT OBJECTIVE AND STRATEGIES AND PROPOSED
        INVESTMENT OBJECTIVE AND STRATEGIES OF THE RS VALUE + GROWTH FUND

RS GROWTH FUND

INVESTMENT OBJECTIVE Long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES The Fund normally invests more than 50% of its net assets in equity securities of growth companies with market capitalizations of at least $1.5 billion.

In selecting investments for the Fund, RS Investments may look to see:

-    whether the company has a superior management team;

- whether the company has experienced or has the potential for superior earnings-per-share momentum;

- whether there is a possible catalyst that has the potential to drive earnings and valuations higher, such as new management or a new product launch;

RS Investments may consider selling a security for the Fund if:

-    the stock price declines substantially below the purchase price;

- the price of the security attains RS Investments' price target or otherwise appears relatively high;

-    the company's business fundamentals turn negative;

- RS Investments believes that another investment offers a better opportunity.

PRINCIPAL INVESTMENTS Although it may invest in companies of any size, the Fund normally invests more than 50% of its net assets in equity securities of companies with market capitalizations greater than $1.5 billion. The Fund may at times invest a substantial portion of its assets in technology companies.

PRINCIPAL RISKS It is possible to lose money on an investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

- EQUITY SECURITIES RISK The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.

- INVESTMENT STYLE RISK A mutual fund investing principally in aggressive growth style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

- MID-SIZE COMPANIES RISK Mid-size companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

- OVERWEIGHTING RISK Overweighting investments in an industry or sector--such as the technology sector--increases the risk of loss, because the stocks of many or all of the companies industry or sector may decline in value due to developments adversely affecting the industry or sector.

- TECHNOLOGY INVESTMENT RISK Investments in technology companies may be highly volatile. Their values may be adversely affected by such factors as, for example, rapid technological change, changes in management personnel, changes in the competitive environment, and changes in investor sentiment. Many technology companies are small or mid-size companies and may be newly organized.

- PORTFOLIO TURNOVER RISK Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains. In recent periods, the Fund has experienced annual portfolio turnover in excess of 300%, and may experience high portfolio turnover rates in the future.

- LIQUIDITY RISK Lack of a ready market or restrictions on resale may limit the Fund's ability to sell a security at an advantageous time or price.

PLEASE SEE "PRINCIPAL RISKS" BEGINNING ON PAGE 27 AND "OTHER INVESTMENT STRATEGIES AND RISKS" BEGINNING ON PAGE 30 FOR A DESCRIPTION OF THESE AND OTHER RISKS OF INVESTING IN THE FUND.

                                                                      APPENDIX C

                                RS PARTNERS FUND
                      INVESTMENT OBJECTIVES AND STRATEGIES

   COMPARISON BETWEEN CURRENT INVESTMENT OBJECTIVE AND STRATEGIES AND PROPOSED
           INVESTMENT OBJECTIVE AND STRATEGIES OF THE RS PARTNERS FUND

RS PARTNERS FUND

INVESTMENT OBJECTIVE The Fund's investment objective is long-term growth. The Fund seeks to increase shareholder capital over the long term.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in equity securities of companies with market capitalizations of up to $3 billion that RS Investments believes are undervalued. In evaluating investments for the Fund, RS Investments employs a value methodology, combining Graham & Dodd balance sheet analysis and cash flow analysis (such as the Holt/Value Search cash-flow model). The Fund may invest most or all of its assets in securities of U.S. companies, but may also invest any portion of its assets in foreign securities. Although the Fund may invest without limit in companies of any size, it is likely, under current market conditions, that a substantial amount of its investments will be in companies with market capitalizations of $3.0 billion or less. The Fund is a non-diversified mutual fund.

RS Investments may perform a number of analyses in evaluating a potential investment, including, for example:

-    Performing fundamental research focusing on business analysis;

-    Observing how management allocates capital;

-    Striving to understand the unit economics of the business of the company;

-    Studying the cash flow rate of return on capital employed;

-    Discerning the sources and uses of cash;

-    Considering how management is compensated;

-    Ask how the stock market is pricing the entire company.

RS may consider selling a stock for the Fund if, for example:

-    The stock reaches what RS Investments considers its warranted value;

-    Returns on capital deteriorate;

-    Company management makes a poor capital allocation decision.

Since its inception, the Fund has typically held a substantial portion of its assets in cash and cash equivalents. The Fund may, but will not necessarily, continue to do so in the future.

PRINCIPAL INVESTMENTS The Fund invests principally in equity securities.

PRINCIPAL RISKS It is possible to lose money on an investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

- EQUITY SECURITIES RISK The value of a company's equity securities may decline in response to factors affecting that particular company or equity markets generally.

- INVESTMENT STYLE RISK A mutual fund investing principally in value style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

- SMALL and Mid-Size COMPANIES RISK Small and mid-size companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

- NONDIVERSIFICATION RISK A non-diversified fund is able to invest its assets in a more limited number of issuers than a diversified fund, so that a decline in the market value of a particular security may affect the Fund's value more than if the Fund were a diversified fund.

- FOREIGN SECURITIES RISK Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments.

- OVERWEIGHTING RISK Overweighting investments in and industry or sector increases the risk of loss, because the stocks of many or all of the companies in the industry or sector may decline in value due to developments adversely affecting the industry or sector.

- LIQUIDITY RISK. Lack of a ready market or restrictions on resale may limit the Fund's ability to sell a security at an advantageous time or price.

- CASH POSITION RISK. To the extent the Fund holds assets in cash and not in the investments described above, the ability of the Fund to meet its objective may be limited.

- PORTFOLIO TURNOVER RISK. Frequent purchases and sales of portfolio securities involve expenses and may result in realization of taxable capital gains. In recent periods, the Fund has experience annual portfolio turnover rates higher than those of many other value style mutual funds, and may experience high portfolio turnover rates in the future.

Please see "Principal Risks" beginning on page 27 and "Other Investment Strategies and Risks" beginning on page 30 for a description of these and other risks of investing in the Fund

                                                                      APPENDIX D

                            RS CONTRARIAN VALUE FUND
                      INVESTMENT OBJECTIVES AND STRATEGIES

       COMPARISON BETWEEN CURRENT INVESTMENT OBJECTIVE AND STRATEGIES AND PROPOSED INVESTMENT OBJECTIVE AND STRATEGIES OF THE RS CONTRARIAN VALUE FUND

RS CONTRARIAN VALUE FUND

INVESTMENT OBJECTIVE The Fund's investment objective is long-term growth. The Fund seeks to increase shareholder capital over the long term.

PRINCIPAL INVESTMENT STRATEGIES The Fund normally invests more than 50% of its net assets in equity securities of mid-cap companies, and in smaller companies with market capitalizations of at least $1 billion, that RS Investments believes are undervalued. RS Investments currently considers a company to be a mid-cap company if it has a market capitalization of at least $1.5 billion and at most 120% of the market capitalization of the largest company included in the Russell Midcap(R) Index on the date of the last reconstitution of that index (currently, approximately $12.8 billion, based on the size of the largest company as of the reconstitution on July 1, 2003). The Fund invests most of its assets in securities of U.S. companies, but typically also invests a portion of its assets in foreign securities.

In evaluating investments for the Fund, RS Investments typically employs a value methodology, combining Graham & Dodd balance sheet analysis and cash flow analysis (such as the Holt/Value Search cash-flow model). RS Investments typically performs fundamental analysis to identify companies that it believes are undervalued--including, for example, companies that have not yet been discovered or have not yet become popular, unpopular companies with potential for increases in value due to structural changes or due to changed circumstances, or previously popular companies that are out of favor due to short-term factors.

RS Investments may perform a number of analyses in evaluating a potential investment, including, for example:

-    Performing fundamental research focusing on business analysis;

-    Observing how management allocates capital;

-    Striving to understand the unit economics of the business of the company;

-    Studying the cash flow rate of return on capital employed;

-    Discerning the sources and uses of cash;

-    Considering how management is compensated;

-    Asking how the stock market is pricing the entire company.

RS Investments may consider selling a stock for the Fund if, for example:

-    The stock reaches what RS Investments considers its warranted value;

-    Returns on capital deteriorate;

-    Company management makes a poor capital allocation decision.

Since its inception, the Fund has typically held a substantial portion of its assets in cash and cash equivalents. The Fund may, but will not necessarily, continue to do so in the future.

PRINCIPAL INVESTMENTS The Fund invests principally in equity securities.

PRINCIPAL RISKS It is possible to lose money on an investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

- EQUITY SECURITIES RISK The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.

- Small and MID-SIZE COMPANIES RISK Small and mid-size companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

- INVESTMENT STYLE RISK A mutual fund investing principally in value style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

- FOREIGN SECURITIES RISK Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments.

- OVERWEIGHTING RISK Overweighting investments in an industry or sector increases the risk of loss, because the stocks of many or all of the companies in the industry or sector may decline in value due to developments adversely affecting the industry or sector.

- LIQUIDITY RISK Lack of a ready market or restrictions on resale may limit the Fund's ability to sell a security at an advantageous time or price.

- CASH POSITION RISK To the extent the Fund holds assets in cash and not in the investments described above, the ability of the Fund to meet its objective may be limited.

- PORTFOLIO TURNOVER RISK Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains. In recent periods, the Fund has experienced annual portfolio turnover rates higher than those experienced by many other value style mutual funds, and may experience high portfolio turnover rates in the future.

PLEASE SEE "PRINCIPAL RISKS" BEGINNING ON PAGE 27 AND "OTHER INVESTMENT STRATEGIES AND RISKS" BEGINNING ON PAGE 30 FOR A DESCRIPTION OF THESE AND OTHER RISKS OF INVESTING IN THE FUND.

                                                                      APPENDIX E

                          RS MIDCAP OPPORTUNITIES FUND
                                RS PARTNERS FUND
                       FUNDAMENTAL INVESTMENT RESTRICTIONS

                  CURRENT RESTRICTIONS                                               PROPOSED CHANGE
                  --------------------                                               ---------------
A Fund may not:

(1) Purchase securities on margin (but a Fund may                ELIMINATE.
obtain such short-term credits as may be necessary for
the clearance of transactions) (Margin payments or
other arrangements in connection with transactions in
short sales, futures contracts, options, and other
financial instruments are not considered to constitute
the purchase of securities on margin for this purpose.)

(2) Borrow more than one-third of the value of its               REPLACE WITH THE FOLLOWING FUNDAMENTAL RESTRICTION:
total assets less all liabilities and indebtedness               Borrow money except to the extent permitted by
(other than such borrowings) not represented by senior           applicable law, rule, or regulation from time to time.
securities.

(3) Invest in securities of any issuer if any officer            ELIMINATE.
or Trustee of the Trust or any officer or director of
RS Investments owns more than 1/2 of 1% of the
outstanding securities of such issuer, and such
officers, Trustees and directors who own more than 1/2
of 1% own in the aggregate more than 5% of the
outstanding securities of such issuer.

(4) Issue any class of securities which is senior to             REPLACE WITH THE FOLLOWING FUNDAMENTAL RESTRICTION:
the Fund's shares of beneficial interest, except that            Issue any class of securities which is senior to the
each of the Funds may borrow money to the extent                 Fund's shares of beneficial interest, except to the
contemplated by Restriction 3 below                              extent the Fund is permitted to borrow money or
                                                                 otherwise to the extent permitted by applicable law.

                             RS VALUE + GROWTH FUND
                       FUNDAMENTAL INVESTMENT RESTRICTIONS

                  CURRENT RESTRICTIONS                                               PROPOSED CHANGE
                  --------------------                                               ---------------
The Fund may not:

(1) Purchase or sell commodities or commodity                    REPLACE WITH THE FOLLOWING FUNDAMENTAL RESTRICTION:
contracts, or interests in oil, gas, or other mineral            Purchase or sell commodities or commodity contracts,
leases, or other mineral exploration or development              except that the Fund may purchase or sell financial
programs, although it may invest in companies that               futures contracts, options on financial futures
engage in such businesses to the extent otherwise                contracts, and futures contracts, forward contracts,
permitted by a Fund's investment policies and                    and options with respect to foreign currencies, and may
restrictions and by applicable law, except as required           enter into swap transactions or other financial
in connection with otherwise permissible options,                transactions, and except as required in connection with
futures and commodity activities as described elsewhere          otherwise permissible options, futures, and commodity
in the [Fund's] Prospectus and this Statement [of                activities as described elsewhere in the Fund's
Additional Information].                                         Prospectus or the Statement at the time.

(2) Purchase or sell real estate, although it may                REPLACE WITH THE FOLLOWING FUNDAMENTAL RESTRICTION:
invest in securities secured by real estate or real              Purchase or sell real estate or interests in real
estate interests, or issued by companies, including              estate, including real estate mortgage loans, although
real estate investment trusts, that invest in real               it may purchase and sell securities which are secured
estate or real estate interests.                                 by real estate and securities of companies, including
                                                                 limited partnership interests, that invest or deal in
                                                                 real estate and it may purchase interests in real
                                                                 estate investment trusts. (For purposes of this
                                                                 restriction, investments by the Fund in mortgage-backed
                                                                 securities and other securities representing interests
                                                                 in mortgage pools shall not constitute the purchase or
                                                                 sale of real estate or interests in real estate or real
                                                                 estate mortgage loans).

(3) Make short sales or purchases on margin, although            ELIMINATE.
it may obtain short-term credit necessary for the
clearance of purchases and sales of its portfolio
securities and except as required in connection with
permissible options, futures, short selling and
leverage activities as described elsewhere in the
[Fund's] Prospectus and this Statement [of Additional
Information].

(4) With respect to 75% of its total assets, invest in           REPLACE WITH THE FOLLOWING FUNDAMENTAL RESTRICTION:
the securities of any one issuer (other than the U.S.            As to 75% of the Fund's total assets, purchase any
Government and its agencies and instrumentalities), if           security (other than U.S. Government securities), if as
immediately after and as a result of such investment             a result more than 5% of the Fund's total assets (taken
more than 5% of the total assets of the Fund would be            at current value) would then be invested in securities
invested in such issuer (the remaining 25% of its total          of a single issuer, or
assets may be invested without restriction except to
the extent other investment restrictions may be
applicable).

(5) Invest more than 25% of the value of the Fund's              REPLACE WITH THE FOLLOWING FUNDAMENTAL RESTRICTION:
total assets in the securities of companies engaged in           Purchase any security if as a result 25% or more of the
any one industry (except securities issued by the U.S.           Fund's total assets (taken at current value) would be
Government its agencies or instrumentalities).                   invested in a single industry.

(6) Mortgage, hypothecate, or pledge any of its assets           ELIMINATE.
as security for any of its obligations, except as
required for otherwise permissible borrowing (including
reverse repurchase agreements), short sales, financial
options and other hedging activities.

(7) Make loans of the Fund's assets, including loans of          REPLACE WITH THE FOLLOWING FUNDAMENTAL RESTRICTION:
securities (although it may, subject to the other                Make loans, except by purchase of debt obligations or
restrictions or policies stated herein, purchase debt            other financial instruments in which the Fund may
securities or enter into repurchase agreements with              invest consistent with its investment policies, by
banks or other institutions to the extent a repurchase           entering into repurchase agreements, or through the
agreement is deemed to be a loan).                               lending of its portfolio securities.

(8) Borrow money, except from banks for temporary or             REPLACE WITH THE FOLLOWING FUNDAMENTAL RESTRICTION:
emergency purposes or in connection with otherwise               Borrow money except to the extent permitted by
permissible leverage activities, and then only in an             applicable law, rule, or regulation from time to time.
amount not in excess of 5% of the Fund's total assets
(in any case as determined at the lesser of acquisition
cost or current market value and excluding
collateralized reverse repurchase agreements).

(9) Underwrite securities of any other company,                  REPLACE WITH THE FOLLOWING FUNDAMENTAL RESTRICTION:
although it may invest in companies that engage in such          Act as underwriter of securities of other issuers
businesses if it does so in accordance with policies             except to the extent that, in connection with the
established by the Trust's Board of Trustees (the                disposition of portfolio securities, it may be deemed
Board's current policy permits a Fund to invest in               to be an underwriter under certain federal securities
companies that directly or through subsidiaries execute          laws.
portfolio transactions for a Fund or have entered into
selling agreements with the Distributor to sell Fund
shares, to the extent permitted by applicable law), and
except to the extent that the Fund may be considered an
underwriter within the meaning of the Securities Act of
1933, as amended, in the disposition of restricted
securities.

(10) Issue senior securities, as defined in the 1940             REPLACE WITH THE FOLLOWING FUNDAMENTAL RESTRICTION:
Act, except that this restriction shall not be deemed            Issue any class of securities which is senior to the
to prohibit the Fund from making any otherwise                   Fund's shares of beneficial interest, except to the
permissible borrowings, mortgages or pledges, or                 extent the Fund is permitted to borrow money or
entering into permissible reverse repurchase                     otherwise to the extent contemplated by [the
agreements, and options and futures transactions.                fundamental restriction on borrowing].

[LOGO]
[RS INVESTMENT
    TRUST]
RS Investment Trust
388 Market Street
San Francisco, CA 94111

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES

                            RS CONTRARIAN VALUE FUND
                        PROXY FOR MEETING OF SHAREHOLDERS
                                 March __, 2004

     The undersigned hereby appoints G. Randall Hecht, Steven M. Cohen and Benjamin L. Douglas, and each of them singly hereby is authorized, with full power of substitution to each, to serve as proxies at the Meeting of Shareholders of RS Contrarian Value Fund on March __, 2004, at 8:30 a.m. (Pacific Time), and at any adjournments thereof, all of the shares of the RS Contrarian Value Fund which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:   /X/

                 REMEMBER TO KEEP THIS PORTION FOR YOUR RECORDS

                       DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
                            RS CONTRARIAN VALUE FUND

VOTE ON PROPOSAL                                                           FOR        AGAINST       ABSTAIN
-----------------------------------------------------------------------------------------------------------
1.   Proposed changes to the investment strategies of the RS               / /          / /           / /
     Contrarian Value Fund.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING _____________ OR THROUGH THE INTERNET AT ____________.


----------------------------------------------         --------------
Signature [Please sign within box]                     Date


----------------------------------------------         --------------
Signature (Joint Owners) [Please sign within box]      Date

[LOGO]
[RS INVESTMENT
    TRUST]
RS Investment Trust
388 Market Street
San Francisco, CA 94111

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES

                          RS MIDCAP OPPORTUNITIES FUND
                        PROXY FOR MEETING OF SHAREHOLDERS
                                 March __, 2004

     The undersigned hereby appoints G. Randall Hecht, Steven M. Cohen and Benjamin L. Douglas, and each of them singly hereby is authorized, with full power of substitution to each, to serve as proxies at the Meeting of Shareholders of RS MidCap Opportunities Fund on March __, 2004, at 8:30 a.m. (Pacific Time), and at any adjournments thereof, all of the shares of the RS MidCap Opportunities Fund which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:   /X/

                 REMEMBER TO KEEP THIS PORTION FOR YOUR RECORDS

                       DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
                          RS MIDCAP OPPORTUNITIES FUND

VOTE ON PROPOSALS                                                          FOR        AGAINST       ABSTAIN
-----------------------------------------------------------------------------------------------------------
1.    Proposed changes to the investment objective and strategies of       / /          / /           / /
      the RS MidCap Opportunities Fund.

2(a). Eliminate the fundamental restriction relating to purchasing         / /          / /           / /
      securities on margin.

2(b). Revise the fundamental restriction relating to borrowings.           / /          / /           / /

2(c). Eliminate the fundamental restriction relating to related            / /          / /           / /
      party investments.

2(d). Revise the fundamental restriction relating to issuance of           / /          / /           / /
      senior securities

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING _____________ OR THROUGH THE INTERNET AT ____________.


----------------------------------------------         --------------
Signature [Please sign within box]                     Date


----------------------------------------------         --------------
Signature (Joint Owners) [Please sign within box]      Date

[LOGO]
[RS INVESTMENT
    TRUST]
RS Investment Trust
388 Market Street
San Francisco, CA 94111

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES

                             RS VALUE + GROWTH FUND
                        PROXY FOR MEETING OF SHAREHOLDERS
                                 March __, 2004

     The undersigned hereby appoints G. Randall Hecht, Steven M. Cohen and Benjamin L. Douglas, and each of them singly hereby is authorized, with full power of substitution to each, to serve as proxies at the Meeting of Shareholders of RS Value + Growth Fund on March __, 2004, at 8:30 a.m. (Pacific
Time), and at any adjournments thereof, all of the shares of the RS Value + Growth Fund which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE PROPOSALS

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ALL OF THE PROPOSALS.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:   /X/

                 REMEMBER TO KEEP THIS PORTION FOR YOUR RECORDS

                       DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
                             RS VALUE + GROWTH FUND

VOTE ON PROPOSALS                                                          FOR        AGAINST       ABSTAIN
-----------------------------------------------------------------------------------------------------------
1.    Proposed changes to the investment objective and strategies of       / /          / /           / /
      the RS Value + Growth Fund.

2(a). Revise the fundamental restriction relating to investments in        / /          / /           / /
      commodities.

2(b). Revise the fundamental restriction relating to investments in        / /          / /           / /
      real estate.

2(c). Eliminate the fundamental restriction relating to short sales        / /          / /           / /
      and purchasing securities on margin.

2(d). Revise the fundamental restriction relating to investments in        / /          / /           / /
      one issuer.

2(e). Revise the fundamental restriction relating to concentration         / /          / /           / /
      of investments in one industry.

2(f). Eliminate the fundamental restriction relating to pledging           / /          / /           / /
      assets.

2(g). Revise the fundamental restriction relating to making loans.         / /          / /           / /

2(h). Revise the fundamental restriction relating to borrowings.           / /          / /           / /

2(i). Revise the fundamental restriction relating to underwriting of       / /          / /           / /
      securities.

2(j). Revise the fundamental restriction relating to issuance of           / /          / /           / /
      senior securities.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING _____________ OR THROUGH THE INTERNET AT ____________.


----------------------------------------------         --------------
Signature [Please sign within box]                     Date


----------------------------------------------         --------------
Signature (Joint Owners) [Please sign within box]      Date

[LOGO]
[RS INVESTMENT
    TRUST]
RS Investment Trust
388 Market Street
San Francisco, CA 94111

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES

                                RS PARTNERS FUND
                        PROXY FOR MEETING OF SHAREHOLDERS
                                 March __, 2004

     The undersigned hereby appoints G. Randall Hecht, Steven M. Cohen and Benjamin L. Douglas, and each of them singly hereby is authorized, with full power of substitution to each, to serve as proxies at the Meeting of Shareholders of RS Partners Fund on March __, 2004, at 8:30 a.m. (Pacific Time), and at any adjournments thereof, all of the shares of the RS Partners Fund which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:   /X/

                 REMEMBER TO KEEP THIS PORTION FOR YOUR RECORDS

                       DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
                                RS PARTNERS FUND

VOTE ON PROPOSALS                                                          FOR        AGAINST       ABSTAIN
-----------------------------------------------------------------------------------------------------------
1.    Proposed changes to the investment strategies of the RS              / /          / /           / /
      Partners Fund.

2(a). Eliminate the fundamental restriction relating to purchasing         / /          / /           / /
      securities on margin.

2(b). Revise the fundamental restriction relating to borrowings.           / /          / /           / /

2(c). Eliminate the fundamental restriction relating to related            / /          / /           / /
      party investments.

2(d)  Revise the fundamental restriction relating to concentration         / /          / /           / /
      of investments in one industry.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING _____________ OR THROUGH THE INTERNET AT ____________.


----------------------------------------------         --------------
Signature [Please sign within box]                     Date


----------------------------------------------         --------------
Signature (Joint Owners) [Please sign within box]      Date